Exhibit 10.7
REVOLVING CREDIT NOTE

$35,000,000.00	Atlanta, Georgia
June 16, 2010
     FOR VALUE RECEIVED, the undersigned, FORTEGRA FINANCIAL CORPORATION, a Georgia corporation (“Fortegra”), and LOTS INTERMEDIATE CO., a Delaware corporation (“LOTS”; together with Fortegra, each a “Borrower” and collectively the “Borrowers”), hereby promise, on a joint and several basis, to pay to SUNTRUST BANK (the “Lender”) or its registered permitted assigns, at the office of SunTrust Bank (“SunTrust”) at 303 Peachtree St., N.E., Atlanta, Georgia 30308, on the Maturity Date (as defined in the Credit Agreement defined below), the lesser of the principal sum of THIRTY FIVE MILLION AND NO/100 DOLLARS ($35,000,000.00) and the aggregate unpaid principal amount of all Revolving Loans (as defined in the Credit Agreement) made by the Lender to the Borrowers pursuant to the Credit Agreement, in lawful money of the United States of America in immediately available funds, and to pay interest from the date hereof on the principal amount thereof from time to time outstanding, in like funds, at said office, at the rate or rates per annum and payable on such dates as provided in the Credit Agreement. In addition, should legal action or an attorney-at-law be utilized to collect any amount due hereunder, the Borrowers further promise to pay all costs of collection, including the reasonable attorneys’ fees actually incurred without regard to statutory presumption, in any case in accordance with the terms of, and subject to the limitations set forth in, Section 10.3 of the Credit Agreement.
     Terms defined in that certain Revolving Credit Agreement dated as of June 16, 2010 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among the Borrowers, the lenders from time to time party thereto and SunTrust, as Administrative Agent for the lenders, and not otherwise defined herein, are used herein with the same meanings.
     Upon the occurrence and during the continuation of an Event of Default, the Borrowers promise to pay interest, on demand, at the rate or rates provided in the Credit Agreement.
     All borrowings evidenced by this Revolving Credit Note and all payments and prepayments of the principal hereof and the date thereof shall be endorsed by the holder hereof on the schedule attached hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof, or otherwise recorded by such holder in its internal records; provided, that the failure of the holder hereof to make such a notation or any error in such notation shall not affect the obligations of the Borrowers to make the payments of principal and interest in accordance with the terms of this Revolving Credit Note and the Credit Agreement.

     This Revolving Credit Note is issued in connection with, and is entitled to the benefits of, the Credit Agreement which, among other things, contains provisions for the acceleration of the maturity hereof upon the happening of certain events, for prepayment of the principal hereof prior to the maturity hereof and for the amendment or waiver of certain provisions of the Credit Agreement, all upon the terms and conditions (and subject to the limitations) therein specified.
     THIS REVOLVING CREDIT NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD FOR CONFLICTS OF LAW PRINCIPLES (EXCEPT FOR SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW) AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.
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FORTEGRA FINANCIAL CORPORATION
By:	/s/ Michael Vrban
	Name:	Michael Vrban
	Title:	Executive Vice President, Acting Chief Financial Officer and Treasurer

LOTS INTERMEDIATE CO.
By:	/s/ Michael Vrban
	Name:	Michael Vrban
	Title:	Executive Vice President, Acting Chief Financial Officer and Treasurer

[Revolving Credit Note Signature Page]

LOANS AND PAYMENTS

Unpaid Principal
	Amount and		Balance of
	Type of Revolving	Payments of	Revolving Credit	Name of Person
Date	Loan	Principal	Note	Making Notation